Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT 2002

This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Annual Report of UTStarcom Holdings Corp. (the “Company”) on Form 20-F for the period ending December 31, 2015 as filed with the Securities and Exchange Commission on April 22, 2016, as amended by this Amendment No. 1 on Form 20-F/A filed on the date hereof (the “Report”).

In connection with the Report, I, Tim Ti, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2016

By:	/s/ Tim Ti
Name: Tim Ti
Title: Chief Executive Officer